BROWNIA GROWTH EQUITY FUND

                          BROWNIA SMALL-CAP GROWTH FUND

                          Supplement Dated May 1, 2001
                       to Prospectus Dated October 1, 2000


The description of the investment adviser described under "Management-The Adviser" is replaced in its entirety as follows:

Effective May 1, 2001, Brown Advisory Incorporated ("Brown Advisory"), Furness House, 19 South Street, Baltimore, Maryland 21202, assumed investment advisory responsibilities for each Fund. Brown Advisory is a fully-owned subsidiary of Brown Investment Advisory & Trust Company, the investment adviser for each Fund prior to May 1, 2001. Brown Advisory & Trust Company is a fully-owned subsidiary of Brown Capital Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to June 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust Company under the name of Alex. Brown Capital Advisory & Trust Company.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee of 1.00% of the average daily net assets of BrownIA Small-Cap Growth Fund and 0.75% of the average daily net assets of BrownIA Growth Equity Fund.

As of March 31, 2001, the Adviser and its affiliates had approximately $4.4 billion of assets under management.

A committee of investment professionals makes all investment decisions for each Fund and no other person is primarily responsible for making recommendations to that committee.

In addition to the above, all other references to Brown Advisory & Trust Company contained in the prospectus shall be considered references to Brown Advisory.